SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         June 2, 2005



                          THE L.S. STARRETT COMPANY
             (Exact name of registrant as specified in its charter)


          Massachusetts                 1-367              04-1866480
  (State or Other Jurisdiction       (Commission         (IRS Employer
        of Incorporation)            File Number)      Identification No.)



                  121 CRESCENT STREET, ATHOL, MASSACHUSETTS  01331
                (Address of principal executive offices)  (Zip Code)



Registrant's telephone number:   978-249-3551



          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)[_]   Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)
[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))











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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.


As previously disclosed in a Current Report on Form 8-K filed on February 25, 2005, Roger U. Wellington, Jr. has announced his intention to retire from The L.S. Starrett Company (the "Company") and, effective at the close of business June 1, 2005, Mr. Wellington has resigned his positions both as a director and an officer and will officially retire on or about July 1, 2005.

At its regularly scheduled June 1, 2005 meeting, the Board of Directors of the Company elected Stephen F. Walsh to the Board of Directors, effective the close of business June 1, 2005, to fill the vacancy created by Mr. Wellington's retirement. Mr. Walsh, age 59, was elected Senior Vice President Operations at the same meeting. He has been Vice President Operations of the Company since 2003. Prior to joining the Company in 2003, Mr. Walsh was president of the Silicon Carbide Division of Saint-Gobain Industrial Ceramics. In connection with his appointment in 2003, Mr. Walsh is party to an indemnification agreement with the Company, the form of which was filed as Exhibit 10b to the Company's annual report on Form 10-K for the fiscal year ended June 29, 2002.

At the same meeting, the Board of Directors appointed Randall J. Hylek as Treasurer and Chief Financial Officer of the Company, effective the close of business June 1, 2005. Mr. Hylek, age 50, has been employed by the Company since April 2005. From 2002 until he joined the company, Mr. Hylek served as interim Vice President, Finance of Cooper Wiring Devices, a manufacturer of electrical wiring products, a transitional Finance Manager at MCI (formerly World Com), and as an outside consultant for Sarbanes-Oxley implementation at various medium and large public companies. From 1999 to 2002 he was Vice President Finance for CTC Communications, a telecommunications provider. Prior to 1999, Mr. Hylek had long tenures with Oak Industries, a publicly traded components manufacturer, and PricewaterhouseCoopers, a public accounting firm. Mr. Hylek holds a Masters Degree in Finance and is a Certified Public Accountant. Mr. Hylek is party to an indemnification agreement with the Company in the same form as Mr. Walsh's agreement referred to above.

Item 8.01 Other Events.
The Company announced on June 2, 2005 that Sheffield Measurement Inc., a division of Hexagon Metrology North America, has acquired, effective as of June 1, 2005, the Company's Coordinate Measuring Machine (CMM) division, located in the Company's Mt. Airy, North Carolina manufacturing facility. The acquisition was structured as a sale of assets and was limited to Starrett's CMM product line only; no other product lines were acquired by Sheffield Measurement. In recent years the CMM division has accounted for less than two percent of the Company's consolidated sales.


                                 SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE L.S. STARRETT COMPANY


Date:  June 2, 2005              By:    s/ RANDALL J.HYLEK__________________
                                 Name:  Randall J. Hylek
                                 Title: Treasurer and Chief Financial Officer

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